Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

LV Tower 52 Fin Co., LLC Elara Depositor, LLC 345 Park Avenue New York, New York 10154	1 October 2021

Re:	Elara HGV Timeshare Issuer 2021-A, LLC (the “Issuer”)

Vacation Timeshare Loan Backed Notes (the “Notes”)

Sample Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by LV Tower 52 Fin Co., LLC (the “Seller”), Elara Depositor, LLC (the “Depositor”), BofA Securities, Inc. (the “Structuring Agent”) and Deutsche Bank Securities Inc. (“Deutsche Bank,” together with the Seller, Depositor and Structuring Agent, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of timeshare loans secured by deeds of trust encumbering undivided interests in residential units (the “Loans”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report, and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Seller, on behalf of the Depositor, provided us with:

a.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined herein), which is shown on Exhibit 1 to Attachment A, and

b.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Seller (or Grand Vacations Services LLC (the “Servicer”), on behalf of the Seller), on behalf of the Depositor, provided us with (as applicable):

a.

An electronic data file labeled “Elara Warehouse and Unpledged Pool TBal 08312021 (to BAML).xlsx” with a tab labeled “Eligible” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Structuring Agent, on behalf of the Depositor, indicated contains information relating to a pool of timeshare loans secured by deeds of trust encumbering undivided interests in residential units (the “Preliminary Loans”) as of 31 August 2021 (the “Preliminary Cut-Off Date”) that are expected to be representative of the Loans,

b.	Imaged copies of:

i.	The promissory note and purchase agreement or other related documents (collectively, the “Note”),

ii.	Certain printed screen shots from the Servicer’s servicing system (the “System Screen Shots”) and

iii.	The credit score certification, as applicable (the “Credit Score Certification,” together with the Note and System Screen Shots, the “Source Documents”),

that the Seller or Servicer (as applicable), on behalf of the Depositor, indicated relate to each Sample Loan (as defined in Attachment A) and

c.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Preliminary Data File, Sample Characteristics, Source Documents and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Seller or Servicer, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Loans or Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller or Servicer, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Loans,

iii.	Whether the originator(s) of the Loans complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

1 October 2021

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Seller, on behalf of the Depositor, we randomly selected a sample of 100 Preliminary Loans from the Preliminary Data File (the “Sample Loans”). For the purpose of this procedure, the Seller, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Loans or the methodology they instructed us to use to select the Sample Loans from the Preliminary Data File.

For the purpose of the procedures described in this report, the 100 Sample Loans are referred to as Sample Loan Numbers 1 through 100.

2.

For each Sample Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Seller or Servicer, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Seller or Servicer, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Preliminary
Sample Characteristic	Data File Field Name	Source Document(s)	Note(s)

Loan ID	Loan ID	Note	i.

Borrower state	Borrower State	Note or System Screen Shots	ii.

Borrower country	Borrower Country	Note

Sales price	Sales Price	Note

Equity transferred	Equity Transferred	Note

Original term	Original Term	(a) Note and recalculation,	iii.

(b) System Screen Shots and recalculation or

(c) System Screen Shots

Date of sale	Date of Sale	Note

Cash down payment	Cash Down Payment	Note and recalculation	iv.

Original loan amount	Original Loan Amount	Note

Interest rate	Interest Rate	(a) Note or	v., vi.

(b) Note and System Screen Shots

First due date	First Due Date	Note or System Screen Shots	vii.

Maturity date	Maturity Date	Note or System Screen Shots	viii.

Principal & interest payment	Principal & Interest Payment	(a) Note,	ix.

(b) Note and recalculation or

(c) Note, System Screen Shots and recalculation

Next payment date	Next Payment Date	System Screen Shots

Principal balance	Principal Balance	System Screen Shots

High credit score	High Credit Score	Credit Score Certification

Indication of extension/modification	Loan MOD	System Screen Shots

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the borrower state Sample Characteristic for each Sample Loan (except for Sample Loan Numbers 6, 97 and 100), the Seller, on behalf of the Depositor, instructed us:

a.	To use the Note as the Source Document and

b.	Not to compare the borrower state Sample Characteristic for Sample Loans which have a borrower state value of <blank>, as shown on the Preliminary Data File.

For the purpose of comparing the borrower state Sample Characteristic for Sample Loan Numbers 6, 97 and 100, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

iii.

For the purpose of comparing the original term Sample Characteristic for each Sample Loan (except for Sample Loan Number 63), the Seller, on behalf of the Depositor, instructed us to recalculate the original term as the sum of:

a.	The difference in months between the maturity date and first due date, both as shown in the Note or System Screen Shots, as applicable (and in accordance with any other applicable note(s)), and

b.	1.

For the purpose of comparing the original term Sample Characteristic for Sample Loan Number 63, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

iv.

For the purpose of comparing the cash down payment Sample Characteristic for each Sample Loan, the Seller, on behalf of the Depositor, instructed us to recalculate the cash down payment by taking the difference between the:

a.	Sales price and

b.	The sum of the:

1.	Original loan amount and

2.	Equity transferred,

all as shown in the Note.

v.

For the purpose of comparing the interest rate Sample Characteristic for each Sample Loan, the Seller, on behalf of the Depositor, instructed us to round the interest rate, as shown on the Preliminary Data File, to the nearest 0.01%.

Exhibit 1 to Attachment A

Notes: (continued)

vi.

For the purpose of comparing the interest rate Sample Characteristic for each Sample Loan (except for Sample Loan Numbers 87 and 100), the Servicer, on behalf of the Depositor, instructed us to compare the interest rate corresponding to the payment method, all as shown in the Note, that corresponds to the payment method, as shown on the Preliminary Data File (and in accordance with any other applicable note(s)).

For the purpose of comparing the interest rate Sample Characteristic for Sample Loan Numbers 87 and 100, the Servicer, on behalf of the Depositor, instructed us to compare the interest rate corresponding to the payment method, all as shown in the Note, that corresponds to the initial payment method, as shown in the System Screen Shots (and in accordance with any other applicable note(s)).

vii.

For the purpose of comparing the first due date Sample Characteristic for each Sample Loan (except for Sample Loan Numbers 50, 63, 76 and 97), the Seller, on behalf of the Depositor, instructed us to use the Note as the Source Document.

For the purpose of comparing the first due date Sample Characteristic for Sample Loan Numbers 50, 63, 76 and 97, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

viii.

For the purpose of comparing the maturity date Sample Characteristic for each Sample Loan (except for Sample Loan Numbers 50, 76 and 97), the Seller, on behalf of the Depositor, instructed us to use the Note as the Source Document.

For the purpose of comparing the maturity date Sample Characteristic for Sample Loan Numbers 50, 76 and 97, the Seller, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

Exhibit 1 to Attachment A

Notes: (continued)

ix.

For the purpose of comparing the principal & interest payment Sample Characteristic for each Sample Loan (except for Sample Loan Numbers 74, 87 and 100), the Servicer, on behalf of the Depositor, instructed us to compare the principal & interest payment corresponding to the payment method, all as shown in the Note, that corresponds to the payment method, as shown on the Preliminary Data File.

For the purpose of comparing the principal & interest payment Sample Characteristics for Sample Loan Number 74, the Servicer, on behalf of the Depositor, instructed us to recalculate the principal & interest payment by subtracting the:

a.	Monthly administrative fee, as shown in the Note, from

b.	Monthly payment of principal & interest corresponding to the payment method, all as shown in the Note, that corresponds to the payment method, as shown on the Preliminary Data File.

For the purpose of comparing the principal & interest payment Sample Characteristics for Sample Loan Numbers 87 and 100, the Servicer, on behalf of the Depositor, instructed us recalculate the principal & interest payment by subtracting the:

a.	Monthly administrative fee, as shown in the Note, from

b.	Monthly payment of principal & interest corresponding to the payment method, all as shown in the Note, that corresponds to the initial payment method, as shown in the System Screen Shots.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller or Servicer, on behalf of the Depositor, described in the notes above.